Exhibit 99.1

AGREEMENT OF SETTLEMENT AND RELEASE

This AGREEMENT OF SETTLEMENT AND RELEASE (“Settlement Agreement”), dated as of this 7th day of September, 2007, is entered into by and among the undersigned parties (collectively, the “Settling Parties”).

RECITALS

WHEREAS, Reuben Taub and Stephen Kelly (together, “Plaintiffs”) commenced an action in the Court of Chancery of the State of Delaware (the “Court”) captioned Taub, et al. v. Switch & Data Facilities Co., et al., C.A. No. 2702-VCL on January 29, 2007 (the “Action”);

WHEREAS, the Action named as defendants Switch & Data Facilities Company and Switch & Data, Inc. (together, the “Company”) as well as Kathleen Earley, George Kelly, William Luby, Arthur Matin, Keith Olsen and M. Alex White (collectively, the “Individual Defendants”) and challenged the Company’s and the Individual Defendants’ actions in connection with a restructuring merger and planned initial public offering of the newly merged company’s common stock (the “Restructuring”);

WHEREAS, each of Plaintiffs owned one or more shares of the Company’s common stock, Series A Special Junior Stock, Series B Common Stock, Series B Convertible Preferred Stock, Series C Redeemable Preferred Stock and/or Series D-1 Preferred Stock;

WHEREAS, the Company completed the initial public offering on February 8, 2007 and subsequently completed the merger and changed its name to Switch & Data Facilities Company, Inc. on February 13, 2007;

WHEREAS, following the Restructuring, Plaintiffs and five of the Company’s other stockholders, Deborah Kamioner, Thomas Lavin, Dudley Norman, Andrew Schonzeit and Hindy Taub (collectively with Plaintiffs, the “Demanding Parties”) demanded appraisal of their shares in connection with the Restructuring pursuant to §262 of the Delaware General Corporation Law (the “Demands”, and each “Demand”); and

WHEREAS, the Settling Parties, including the Plaintiffs and the other Demanding Parties, the Company and the Individual Defendants, wish to resolve their disputes and withdraw any of their outstanding appraisal demands without resort to continued litigation:

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the Settling Parties hereby stipulate and agree as follows:

AGREEMENTS

ARTICLE I

SETTLEMENT AND RESTRUCTURING

1. Agreement as Settlement. Each of the Settling Parties agrees that this Settlement Agreement is a compromise of disputed claims relating to the Restructuring, and is intended to be, a full and complete settlement, discharge and release of all such claims. None of the Settling Parties admits to or concedes any liability or wrongdoing whatsoever, and this Settlement Agreement is not, and shall not be described or characterized by any Settling Party, or by its directors, executives, employees, agents or other representatives, as an admission by any Settling Party of any liability or wrongdoing.

2. Agreement Not Evidence. The existence of this Settlement Agreement, its provisions and terms shall not be interpreted, construed, deemed, invoked, offered or received in evidence or otherwise used by any person in this or any other action or proceeding, civil, criminal or administrative, except in a proceeding to enforce the terms or conditions of the Settlement Agreement. The existence of this Settlement Agreement, its provisions and terms are not, and shall not be argued by any person to be or to be deemed to be evidence of, a concession or admission of, nor to create a presumption of any fault, liability or wrongdoing as to any facts or claims alleged or asserted in the Action or any other action or proceeding.

3. Dismissal of Action. Within 5 days of the effective date of this Settlement Agreement, Plaintiffs hereby agree that they, through their counsel, shall cause to be filed in the Court a stipulation of dismissal of the Action, with prejudice, in the form attached hereto as Exhibit A, and without costs or attorneys’ fees except as specifically provided by paragraph 10 herein. Each of the Settling Parties, regardless of whether such Settling Party was a named party to the Action, shall be bound by the dismissal of the Action, including any effects of the dismissal under applicable law including but not limited to principles of res judicata and collateral estoppel.

4. Withdrawal of Appraisal Demands. In connection with this settlement, each Demanding Party who has not withdrawn his or her Demand as of the effective date of this Settlement Agreement shall, and hereby does withdraw his or her Demand for appraisal of any and all of such Demanding Party’s shares of the Company, and the Company does hereby agree and consent to the withdrawal of any and all Demands of each Demanding Party.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SETTLING PARTIES

5. Each of the Settling Parties represents and warrants to each of the other Settling Parties as follows:

(a) Authorization. The Settling Party has the requisite legal capacity, power and authority to execute and deliver this Settlement Agreement and to perform the Settling Party’s obligations hereunder.

(b) Validity of Agreement. This Settlement Agreement has been duly executed and delivered by the Settling Party and is a legal, valid, binding and enforceable obligation of the Settling Party, except as such enforceability may be limited by principles of public policy or subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

(c) No Consents Required. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any governmental or regulatory authority, domestic or foreign, local, state or federal, is required on the part of the Settling Party in connection with the execution and delivery of this Settlement Agreement.

(d) Ownership of Claims. The Settling Party owns the claims being released, free and clear of any liens, and the Settling Party has not encumbered or agreed to encumber or assigned or agreed to assign such claims in whole or in part, by contract or by operation of law (including by way of subrogation) to any other person or entity.

(e) Absence of Conflict. The execution, delivery and performance by the Settling Party of this Settlement Agreement and the consummation of the transactions contemplated hereby does not and will not conflict with, or result in a breach or violation of (i) the terms of any contract, lease, mortgage, deed of trust, note agreement, loan agreement, stockholders’ agreement, voting rights agreement or other agreement, obligation, condition, covenant or instrument to which the Settling Party is a party or by which he is bound or to which his property is subject, or (ii) any applicable statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Settling Party or any of the Settling Party’s property.

(f) No Other Litigation. Other than the Action and the Demands, there is no litigation, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Settling Party that is pending or, to the best knowledge of the Settling Party, threatened that could have an adverse effect on the performance by the Settling Party of this Settlement Agreement.

(g) Brokers. No person or entity has acted directly or indirectly as a broker for the Settling Party in connection with the negotiations relating to or the transactions contemplated by this Settlement Agreement, and no person or entity is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made in connection with this Settlement Agreement.

ARTICLE III

MUTUAL COMPROMISE AND RELEASE

6. Compromise and Release. Each of the Settling Parties shall and hereby does:

(a)	release any and all claims, rights, causes of action, demands, suits, matters and issues, known or unknown, liquidated or non-liquidated, contingent or absolute, state or federal, that have been, could have been, or in the future could be asserted in the Action or in any court or proceeding (including without limitation any claims arising under federal or state law relating to alleged breach of any duty, negligence, violations of the federal securities laws or otherwise) by the Settling Parties or any one of them, or by any of their respective heirs, estates, successors, predecessors, agents and representatives, against any other of the Settling Parties, including but not limited to the Plaintiffs, the Demanding Parties, the Company, the Individual Defendants, and the directors of the Company, together with their predecessors, successors, parents, subsidiaries, associates, affiliates and agents, including without limitation each of their respective present or former directors, officers, agents, employees, attorneys, representatives, advisers, financial advisers, investment bankers, commercial bankers, trustees, parents, affiliates, subsidiaries, general or limited partners, shareholders, heirs, executors, administrators, successors and assigns (the “Released Parties”), in connection with, or that arise out of or relate to the allegations of subject matter of the Action or the Demands, or which has been, could have been, or in the future could be asserted against the Settling Parties in connection with the Action or the Demands (except claims to enforce this Settlement Agreement), and all such claims shall be and hereby are compromised, settled, discharged and released; and

(b)

except as set out in paragraph 6(c), release acquit and forever discharge Switch & Data Facilities Company, Inc., its predecessors and its affiliates (as such term is defined in Rule 501 promulgated under the Securities Exchange Act of 1934, as amended) (the “Switch & Data Parties”) and their respective employees, shareholders, partners, officers, directors, members, trustees, committee members, board members, managers, chairmen of the boards, contractors, consultants, agents, representatives, attorneys, successors, and assigns (collectively, the “Switch & Data Released Parties”) from and against any and all rights, benefits, payments, claims, demands, causes of action, suits, debts, accounts, controversies, agreements, promises, damages, judgments, and/or liabilities whatsoever, in law or equity, of any and every character, kind and nature whatsoever, relating to, or arising from the business, operations, ownership and governance of the Company and its subsidiaries (collectively, the “Company Entities”) on or prior to the date hereof including, without limitation, rights, benefits, payments, claims demands, causes of action, suits, debts, accounts, controversies, agreements, promises, damages, judgments, and/or liabilities, whether known or unknown, contingent or fixed, either in or arising out of the law of contracts, torts, or under statutory law, or otherwise, including without limitation those relating or pertaining to (i) any claims relating to or arising in respect of such Settling Party’s purchase or ownership of any equity or debt securities (whether units, stock, options, warrants or notes) of the Company or any subsidiary including claims under securities purchase agreements governing the issuance of securities, and (ii) any claims arising from the Restructuring including any claims based on conflict of interest, self-dealing, breach of the duty of care, breach of the duty of candor, inadequate disclosure or controlling shareholder liability.

(c)	agree that nothing contained in this document shall constitute a release, acquittal or discharge of the claims, causes of action, rights, demands, or suits asserted, or that could be asserted, in the case styled 625 Milwaukee, LLC and Aviad Investments, Inc. v. Switch & Data Facilities Company, LLC and Switch & Data Facilities Compnay, Inc., Case No. 06-C-0727, in the United States District Court for the Eastern District of Wisconsin. It is the intention of the parties to this agreement that it have no impact whatever on that case in Wisconsin.

7. Releases Binding, Unconditional and Final. The Settling Parties hereby acknowledge and agree that the releases and covenants provided for herein shall be binding, unconditional and final upon full execution of this Settlement Agreement.

8. Undiscovered Facts. The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matters of the releases and covenants contained herein, but that it is their intention that such facts shall have no effect on such releases or covenants; in furtherance of such intention, they acknowledge that the releases and covenants contained herein shall be and remain in effect notwithstanding the subsequent discovery or existence of any such additional or different facts. Moreover, the Settling Parties acknowledge that they have considered the possibility that they may not now fully know the number and magnitude of all claims which they have released hereby but agree nonetheless to assume that risk and desire to release such unknown claims.

9. THE PARTIES TO THIS AGREEMENT EXPRESSLY AGREE AND INTEND THAT, NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY (INCLUDING ANY STATES’ EXPRESS NEGLIGENCE RULE), THE RELEASES, DISCHARGES AND WAIVERS SET FORTH IN THIS AGREEMENT SHALL INCLUDE, WITHOUT LIMITATION, CLAIMS INVOLVING IN WHOLE OR IN PART ANY ACTIONABLE CONDUCT OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION THE ORDINARY, SOLE, CONTRIBUTORY OR GROSS NEGLIGENCE OR STRICT LIABILITY) OR FAULT OF ANY OF THE RELEASED PARTIES AND THAT THE RELEASES, DISCHARGES AND WAIVERS SHALL EXTEND TO, BUT SHALL NOT BE LIMITED TO, CLAIMS, DEMANDS, CAUSES OF ACTION, AND LIABILITIES BASED ON STATUTE, CONTRACT, TORT, FRAUD, (INCLUDING WITHOUT LIMITATION FRAUDULENT INDUCEMENT), LENDER LIABILITY, BREACH OF FIDUCIARY DUTY,

BREACH OF DUTY OF GOOD FAITH AND FAIR DEALING, BREACH OF DUTY OF CARE, CONFLICT OF INTEREST (WHETHER IN CONNECTION WITH THE OFFERING OR OTHERWISE), SELF DEALING, BREACH OF DUTY OF CANDOR, INADEQUATE DISCLOSURE, CONTROLLING SHAREHOLDER LIABILITY, NEGLIGENCE, GROSS NEGLIGENCE, NEGLIGENT MISREPRESENTATION, MALPRACTICE, PERSONAL INJURY, PROPERTY DAMAGE, CONSPIRACY, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, BAD FAITH, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, OR TORTIOUS INTERFERENCE OF ANY OTHER KIND, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, OR ANY CLAIM BASED ON ANY LAW, STATUTE OR THEORY WHATSOEVER. IN ADDITION, THE RELEASES, WAIVERS AND DISCHARGES SHALL EXTEND TO DAMAGES EXPENSES, LOSSES, COSTS AND LIABILITIES OF EVERY TYPE WHATSOEVER INCLUDING, BUT NOT LIMITED TO, ACTUAL DAMAGES, PUNITIVE DAMAGES, COMPENSATORY DAMAGES, INCIDENTAL DAMAGES, CONSEQUENTIAL DAMAGES AND (EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN PARAGRAPH 10 BELOW) ATTORNEY’S FEES. THE PARTIES TO THIS AGREEMENT ALSO EXPRESSLY AGREE AND INTEND THAT NOTHING CONTAINED IN THIS DOCUMENT SHALL CONSTITUTE A RELEASE, ACQUITTAL OR DISCHARGE OF THE CLAIMS, CAUSES OF ACTION, RIGHTS, DEMANDS, OR SUITS ASSERTED, OR THAT COULD BE ASSERTED, IN THE CASE STYLED 625 MILWAUKEE, LLC AND AVIAD INVESTMENTS, INC. V. SWITCH & DATA FACILITIES COMPANY, LLC AND SWITCH & DATA FACILITIES COMPANY, INC., CASE NO. 06-C-0727, IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF WISCONSIN.

ARTICLE IV

MISCELLANEOUS

10. Attorneys Fees. Within five (5) days of the effective date of this Settlement Agreement, the Company shall pay to Plaintiffs’ counsel, Morris, Nichols, Arsht & Tunnell (“MNAT”), the amount of $50,000 for actual fees and costs incurred by MNAT in connection with the Litigation. No Settling Party, other than the Company as set forth in this paragraph, shall have any liability or obligation for attorneys’ fees or costs. Plaintiffs, MNAT and any other attorneys retained by Plaintiffs agree to waive, and hereby do waive, any actual or potential claim or right to recover attorneys fees and/or costs in connection with the Action or the Demands. Neither Plaintiffs, MNAT nor any other attorneys retained by Plaintiffs in connection with the Action or the Demands will file a petition to recover attorneys’ fees and/or costs in connection with the Action or the Demands.

11. Entire Agreement. This Settlement Agreement (including any exhibits thereto) constitutes the entire agreement among the Settling Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and representations, whether oral or written, and courses of conduct and dealing of the Settling Parties in connection therewith, except to the extent incorporated or specifically referred to herein.

12. No Third Party Beneficiaries. Except as expressly provided herein or as otherwise agreed by the Settling Parties, the provisions of this Settlement Agreement are solely for the benefit of the Settling Parties hereto and shall not inure to the benefit of any third party.

13. Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar of different nature, unless expressly so stated in writing.

14. Governing Law. This Settlement Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts to be performed entirely with that State.

15. Severability. Should any clause, section or part of this Settlement Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Settlement Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

16. Jurisdiction and Venue. Each of the Settling Parties hereby agrees that any proceeding relating to this Settlement Agreement shall be brought exclusively in a state court located in the State of Delaware. Each of the Settling Parties hereby irrevocably (i) consents to personal jurisdiction in any such action brought in any such Delaware court and waives any objection or personal jurisdiction, (ii) consents to service of process by registered mail made upon such party and/or such party’s agent and waives any objection to service of process in this manner, and (iii) agrees that any state court in the State of Delaware is a proper venue and waives any objection to venue in any such Delaware court or any objection that any such Delaware court is an inconvenient forum.

17. Remedies. Each of the Settling Parties agrees that, in the event that another Settling Party hereto does not perform its obligations hereunder in accordance with the specific terms of this Settlement Agreement or otherwise breaches this Settlement Agreement, irreparable damage will occur. Therefore, each Settling Party shall be entitled to specific performance or injunctive relief in order to enforce compliance of this Settlement Agreement by a non-compliant Settling Party. The Settling Parties further agree that the foregoing is not intended in any way to limit the right of any Settling Party to seek damages against such non-compliant Settling Party, or any other remedies (at law or in equity or otherwise) to which it is entitled, and that the remedies provided for herein are cumulative and are not exclusive of each other. In any action to enforce the terms of this Settlement Agreement, the prevailing party shall be entitled to reimbursement of legal fees and expenses incurred therein.

18. Binding Effect. This Settlement Agreement shall be binding upon and inure to the benefits of the Settling Parties and their respective successors, assigns, heirs, executors and administrators and upon any corporation, partnership or entity into or with which any Settling Party may merge or consolidate.

19. Counterparts. This Settlement Agreement may be executed prior to, on or after the stated date hereof, in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

20. Construction. This Settlement Agreement shall not be more strictly construed against one Settling Party than against any other merely because it was prepared by counsel for that party, it being recognized that, because of the arm’s length negotiations, all Settling Parties have materially and substantially contributed to the preparation, review and final terms of this Settlement Agreement.

SIGNATURE PAGES FOLLOW

/s/ Reuben Taub	/s/ Keith Olsen
Reuben Taub	Switch & Data Facilities Company, Inc

/s/ Stephen Kelly	/s/ Kathleen Earley
Stephen Kelly	Kathleen Earley

/s/ Deborah Kamioner	/s/ George Kelly
Deborah Kamioner	George Kelly

/s/ Andrew Schonzeit	/s/ William Luby
Andrew Schonzeit	William Luby

/s/ Hindy Taub	/s/ Arthur Matin
Hindy Taub	Arthur Matin

/s/ Keith Olsen
Keith Olsen

/s/ M. Alex White
M. Alex White

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